UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2010
ADTRAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24612	63-0918200

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 963-8000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On November 6, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of ADTRAN, Inc. (the “Company”) approved an amended form of the Performance Shares Agreement under the ADTRAN, Inc. 2006 Employee Stock Incentive Plan (the “Incentive Plan”). The Performance Shares Agreement sets forth the terms and conditions of awards under the Incentive Plan of restricted stock units, referred to as “performance shares”, including, but not limited to, the performance period, vesting and delivery of performance shares, and receipt of dividend credits based on the shares of common stock underlying the performance shares. A copy of the Performance Shares Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
On November 6, 2010, the Compensation Committee made grants of performance shares to the named executive officers of the Company in the amounts set forth below:

Name	Target Performance Shares

Thomas R. Stanton	12,801
James E. Matthews	3,605
Raymond Schansman	2,794
The number of performance shares earned by the executive officers is based on the Company’s relative total shareholder return against all the companies in the NASDAQ Telecommunications Index over a three-year performance period. Depending on the relative total shareholder return over the performance period, the executive officers may earn from 0% to 150% of the number of target performance shares, with the shares earned distributed at the end of the three-year performance period. A portion of the granted performance shares also vest and become deliverable upon the death or disability of a recipient or upon a change of control of the Company, as defined on the Incentive Plan. The recipients of the performance shares receive dividend credits based on the shares of common stock underlying the performance shares. The dividend credits are vested, earned and distributed in the same manner as the performance shares.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description

10.1	Form of Performance Shares Agreement under the ADTRAN, Inc. 2006 Employee Stock Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, INC. (Registrant)
Date: November 9, 2010	/s/ James E. Matthews
James E. Matthews
Senior Vice President — Finance, Chief Financial Officer, Treasurer and Secretary (Principal Accounting Officer)

Exhibit Index

Exhibit
Number	Description

10.1	Form of Performance Shares Agreement under the ADTRAN, Inc. 2006 Employee Stock Incentive Plan.